FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005 (July 26, 2005)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         749 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94085
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

On July 26, 2005, the Company announced its financial results for the quarter ended July 1, 2005. A copy of the press release dated July 26, 2005 relating to this announcement is furnished as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRIMBLE NAVIGATION LIMITED
                                                   a California corporation


         Dated: July 26, 2005                      /s/ Irwin Kwatek
                                                   ----------------
                                                   Irwin Kwatek
                                                   Vice President



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated July 26, 2005